UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

ROWAN COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

2800 POST OAK BOULEVARD
SUITE 5450
HOUSTON, TEXAS	77056
(Address of principal executive offices)	(zip code)

(713) 621-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of Rowan Companies, Inc. (the “Company”) met and made the following recommendations regarding compensation for the Company’s named executive officers (“NEOs”). Such recommendations were reviewed and approved by the Board of Directors in its meeting on March 7, 2012.

2011 Annual Incentive Plan Awards

In 2011, the NEOs participated in an annual incentive bonus plan (“AIP”), the terms of which were approved by the Committee and Board in early 2011 and previously disclosed. The Committee and Board approved the following awards for the NEOs based on the performance under the metrics of the AIP and certain other considerations.

NEO	2011 AIP Award ($)
W. Matt Ralls, President & CEO	418,000
Thomas P. Burke, Chief Operating Officer(1)	82,500
Mark A. Keller, EVP, Business Development	178,035
John L. Buvens, EVP, Legal	95,040
William H. Wells, SVP & CFO	95,040

___________

(1) Dr. Burke’s bonus is pro-rated from his employment date in July 2011.

2011 Long-Term Incentive Plan (“LTIP”) Awards

The Committee and Board approved the following long-term incentive awards for the NEOs pursuant to the 2009 Rowan Companies, Inc. Incentive Plan (the “Plan”), which were made on March 7, 2012:

	SARs Value	Restricted Stock Value ($)	Performance Unit Award Value($)(1)
Ralls	$1,246,875	$3,117,188	$1,246,875
Burke	$468,750	$1,054,688	$468,750
Keller	$337,188	$842,969	$337,188
Buvens	$247,500	$618,750	$247,500
Wells	$247,500	$618,750	$247,500

(1)	Pursuant to the Plan, the Committee approved the use of a new long-term incentive vehicle, performance units, commencing in 2012. These performance units will cliff vest on the third anniversary of the date of grant and the value will be determined with reference to the Company’s total stockholder return performance relative to the Company’s peer offshore drilling companies, as measured each year and over the three year period. The performance units may be settled in cash or stock at the discretion of the Committee.

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2012 Adjustments to Base Salary, AIP Targets and LTIP Multiples

The Committee and Board also approved the following new base salaries for 2012 (effective as of April 1):

2012 Base Salary ($)
Ralls	$950,000
Burke	$525,000
Keller	$440,000
Buvens	$375,000
Wells	$375,000

The Committee did not make any adjustments to the NEOs target multiples for 2012 AIP or LTIP.

2012 Annual Incentive Plan

The Board approved the following metrics for the 2012 AIP:

Metric	Percent of Possible Bonus Pool
Achievement of budgeted EBITDA for 2012	25%
Actual costs compared to 2012 budget	25%
Safety performance	20%
Contracted non-productive time	20%
Newbuild capital projects	10%
Total	100%

These metrics will govern 75% of the target value of the AIP pool. The remaining 25% will be subject to the discretion of the Committee.

Item 9.01. Financial Statements and Exhibits

10.1 Forms of Restricted Stock Award Notice, Stock Appreciation Right Award Notice and Performance Unit Award Notice.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

By:	/s/ William H. Wells
William H. Wells
Senior Vice President, CFO
& Treasurer
(Principal Financial Officer)

Dated: March 15, 2012

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